ADMINISTRATOR AND SUB-ADVISER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Tucker Hart Adams
        Arthur K. Carlson
        Diana P. Herrmann
        R. Thayne Robson
        Cornelius T. Ryan

OFFICERS
        Lacy B. Herrmann, President
        Barbara S. Walchli, Senior Vice President and Portfolio Manager James M. McCullough, Senior Vice President
        Kimball L. Young, Senior Vice President
        Alan R. Stockman, Vice President
        Jori Everitt, Assistant Vice President
        Rose F. Marotta, Chief Financial Officer
        Joseph P. DiMaggio, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC Inc.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG LLP
        757 Third Avenue
        New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.




                                  SEMI-ANNUAL
                                     REPORT
                                 JUNE 30, 2001

                       A CAPITAL APPRECIATION INVESTMENT

[Logo of Aquila Rocky Mountain Equity Fund: a rectangle with a drawing of two mountains and the words "Aquila Rocky Mountain Equity Fund"]

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Aquila Rocky Mountain Equity Fund: a rectangle with a drawing of two mountains and the words "Aquila Rocky Mountain Equity Fund"]

                       AQUILA ROCKY MOUNTAIN EQUITY FUND

                               SEMI-ANNUAL REPORT

                 "IT'S GOOD TO HAVE A POSITIVE ABSOLUTE RETURN"


                                                                 August 17, 2001

Dear Fellow Shareholder:

     We are especially pleased to provide you with this Semi-Annual Report for Aquila Rocky Mountain Equity Fund for the period ending June 30, 2001. Over this past six-month interval, the Fund's Class A Shares experienced a positive total return of +4.99%, without any sales charges.

     This is despite the fact that most market averages experienced a decline during the same period. The closest "benchmark" for the Fund is the Russell 2000 Index. This average produced a positive return of +6.81%*, slightly more than the Fund's performance. However, the Standard & Poor's 500 Index was off -6.70% for the six-month period and the NASDAQ Index experienced a -12.39% decline over this same interval. This negative result by the NASDAQ followed the -39.18% decline during the twelve months ended Dece mber 31, 2000.

     A LITTLE PERSPECTIVE

     During most of the decade of the 1990s, equity markets witnessed upward movements of a substantial nature. However, this all changed starting in March, 2000, led by declines in the stock prices of technology companies and dot coms. The downward movement of stock prices spread over a broader base of companies as time has elapsed since March, 2000. Indeed, what we have seen in the first six months of the year 2001 is a sideways to a downward action in the general market. The exception to this has been in the small cap area where valuations had become quite attractive.

     What we are now experiencing is not a STOCK MARKET, like that which existed in the 1990s, but rather a MARKET OF STOCKS. This kind of environment puts a premium on the thorough research, analysis and selection of individual securities. Through careful management of the Aquila Rocky Mountain Equity Fund, we are trying our best to meet the challenges of today's equity markets. With the results recorded by the Fund during the year 1999, the year 2000, as well those recorded in the six months through June 30th of this fiscal year, we believe we are meeting these challenges with some degree of success.

                                 AQUILA ROCKY MOUNTAIN
           Time Period               EQUITY FUND          Russell 2000   S&P 500

     6 months ended 6/30/01              4.99%                6.81%      -6.70%
     12 months ended 12/31/00            -0.55%              -2.92%      -9.10%
     12 months ended 12/31/99            20.56%              21.36%      21.04%

     Moreover, of significance, 73% OF DOMESTIC EQUITY FUNDS HAD A NEGATIVE RETURN during the period from January 1, to June 30, 2001 reflecting poor economic results throughout the country. A very substantial number of companies in the country showed a downturn in earnings over this period. Thus, we feel that the portfolio management results of Aquila Rocky Mountain Equity Fund has been very gratifying over this same period, as well the year 2000 and the year 1999.

     THE ROCKY MOUNTAIN REGION

     The eight states - Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah, and Wyoming - that make up the Rocky Mountain region are experiencing significant stability and growth. We are pleased to report to you that if the Rocky Mountain states were broken off into a separate country, that separate
Rocky Mountain country would be the 9TH LARGEST ECONOMIC POWER in the world, larger than the economies of Australia or Mexico. Moreover, this eight-state region has become quite broad-based in its diversity of industries.

     The attractiveness of the Rocky Mountain region has brought a substantial level of entrepreneurial spirit to the area. This spirit encompasses a variety of different kinds of companies. In point of fact, there are over 700 publicly-owned companies for potential investments by the Fund, with this number growing all the time. In 2000, 256 private companies in the Rocky Mountain region received venture capital funding. Colorado received $2.6 billion in venture capital, moving it into the top three or four states for such venture capital funding.

     We are fortunate that the Rocky Mountain region has publicly-owned companies of various sales size and market capitalization for their stock. Consequently, the Fund has benefited from its multi-cap approach where we look across the size spectrum for the best investment opportunities. In the Rocky Mountain region, approximately 15% of the stocks are large cap, 35% mid-cap and 50% small and micro-cap.

     We feel very impressed by the overall character of the Rocky Mountain region. We do not feel that the Rocky Mountain area is just a regional area, or just a sector. Rather, it is broad-based in nature and getting more so all the time. While each of the eight states brings something to the party, we are particularly enthusiastic about the investment potential in Colorado, Arizona and Utah. As growth in these states continues, a young and vital workforce is attracted to the area. This, in itself, gives us reason for optimism for the future of our investments through the Fund.

     TOP TEN HOLDINGS

     Listed below are the top ten common stock holdings of Aquila Rocky Mountain Equity Fund as at June 30, 2001. As we have mentioned in the past, these holdings will vary in character and amount over time. However, we try to have the right selection process and diversification to produce the kind of positive results we would like to have for our shareholders.

                                            PERCENTAGE
     COMPANY                              OF NET ASSETS     STATE          MARKET SECTOR
     International Game Technology             7.26           NV           Consumer Services
     Avert, Inc.                               6.26           CO           Technology
     First State Bancorporation                5.61           NM           Financial
     Prima Energy Corp.                        4.88           CO           Energy
     AT&T Liberty Media Group (Class A)        4.76           CO           Consumer Services
     Viad Corp.                                4.58           AZ           Business Services
     Comcast Corp. (Special Class A)           4.27           CO/PA        Consumer Services
     Kinder Morgan, Inc.                       3.92           CO/TX        Utilities
     Glacier Bancorp, Inc.                     3.85           MT           Financial
     Microchip Technology, Inc.                3.47           AZ           Technology

     DIVERSIFICATION OF THE FUND

     In addition to showing you the top ten holdings of the Fund, we are presenting below the portfolio diversification by states and by market sector of the Fund.

[Graphic of a pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY REGION
Colorado            31.65%
Utah                13.06%
Arizona             18.3%
Nevada               8.53%
Montana              5.17%
New Mexico           6.95%
Idaho                4.57%
Other               11.77%


[Graphic of a pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY MARKET SECTOR
Health Care             6%
Basic Industry          7%
Business Services       4%
Consumer Services      23%
Technology             18%
Financial              14%
Capital Spending        4%
Energy                  5%
Utilities               8%
Telecommunications      3%
Other                   8%

     In the security selection for the Fund's portfolio, we continue to use the approach of "growth at a reasonable price." Thus, we try to choose stocks which have a higher actual earnings growth than the price earnings ratio assigned to it by the market.

     YOUR CONTINUED CONFIDENCE IS APPRECIATED

     We again want to emphasize that we are most appreciative of the trust you have placed in the Fund through your investment.

     As mentioned, we continue to be enthusiastic about the Rocky Mountain region of our country and for the growth prospects for investments in the area. We welcome the fact that you have joined us in expressing your degree of optimism also. You can be assured that we will continue to do our best to merit your confidence.

                                   Sincerely,

Barbara S. Walchli                              Lacy B. Herrmann
Senior Vice President and                       President and
Portfolio Manager                               Chairman, Board of Trustees


* In keeping with industry standards, total return figures indicated above do not include sales charges, but do reflect reinvestment of dividends and capital gains. Different classes of shares are offered by the Fund and their performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class (for the period July 22, 1994 through April 30, 1996, it was 4.75%). Management fees and certain expenses are being absorbed so as to keep the Fund's overall costs as competitive as possible. Returns would be less if sales charges, management fees, and expenses, were applied. Share net asset value and investment return fluctuate so that an investor may receive more or less than original investment upon redemption. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discusses the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                            STATEMENT OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)


 MARKET
 SHARES     COMMON STOCKS - 95.9%                                    VALUE
--------    --------------------------------------------------    -----------

            BASIC INDUSTRY - 6.7%
            --------------------------------------------------
   3,000    Allied Waste Industries, Inc.+ ...................    $    56,040
     500    Boise Cascade Corp. ..............................         17,585
   2,250    Frontier Airlines, Inc.+ .........................         27,562
   1,500    Knight Transportation, Inc.+ .....................         30,825
   2,000    Newmont Mining Corp. .............................         37,220
   1,500    Phelps Dodge Corp. ...............................         62,250
                                                                  -----------
                                                                      231,482
                                                                  -----------

            BUSINESS SERVICES - 4.6%
            --------------------------------------------------
   6,000    Viad Corp. .......................................        158,400
                                                                  -----------

            CAPITAL SPENDING - 3.8%
            --------------------------------------------------
  12,000    Mity Enterprises, Inc. + .........................         97,200
   1,000    Mobile Mini, Inc.+ ...............................         32,980
                                                                  -----------
                                                                      130,180
                                                                  -----------

            CONSUMER CYCLICALS - 1.3%
            --------------------------------------------------
   6,500    Koala Corp. + ....................................         26,000
     500    M.D.C. Holdings, Inc. ............................         17,700
                                                                  -----------
                                                                       43,700
                                                                  -----------

            CONSUMER SERVICES - 23.6%
            --------------------------------------------------
   1,500    Apollo Group, Inc. (Class A)+ ....................         63,675
   9,400    AT&T Liberty Media Group (Class A) ...............        164,406
   2,500    Coldwater Creek, Inc.+ ...........................         65,000
   3,400    Comcast Corp. (Special Class A)+ .................        147,560
   2,500    Echostar Communications Corp. (Class A)+ .........         81,050
   4,000    International Game Technology + ..................        251,000
   1,500    MGM Mirage+ ......................................         44,940
                                                                  -----------
                                                                      817,631
                                                                  -----------

            ENERGY - 4.9%
            --------------------------------------------------
   7,000    Prima Energy Corp. + .............................        168,630
                                                                  -----------

            FINANCIAL - 13.9%
            --------------------------------------------------
  10,000    First State Bancorporation .......................        194,000
   7,000    Glacier Bancorp, Inc. ............................        133,000
   2,076    Wells Fargo & Company ............................         96,389
   1,000    Zions Bancorporation .............................         59,000
                                                                  -----------
                                                                      482,389
                                                                  -----------

            HEALTH CARE- 6.3%
            --------------------------------------------------
   3,000    Atrix Laboratories, Inc.+ ........................         71,100
   8,000    Merit Medical Systems, Inc.+ .....................         72,000
   1,000    Myriad Genetics, Inc. + ..........................         63,320

   2,000    Sonic Innovations, Inc.+ .........................         12,900
                                                                  -----------
                                                                      219,320
                                                                  -----------

            REAL ESTATE INVESTMENT TRUST- 1.8%
            --------------------------------------------------
   2,500    Franchise Finance Corp. of America ...............         62,775
                                                                  -----------

            TECHNOLOGY - 17.8%
            --------------------------------------------------
  10,000    Avert, Inc. ......................................        216,500
     500    CSG Systems International, Inc. ..................         29,000
   7,000    Gentner Communications Corp. + ...................         74,200
     500    McData Corp. (Class A)+ ..........................          8,775
   3,500    Microchip Technology, Inc. + .....................        119,875
   1,000    Micron Technology, Inc.+ .........................         41,100
   2,500    SBS Technologies, Inc.+ ..........................         47,300
   6,000    SpectraLink Corp.+ ...............................         78,060
                                                                  -----------
                                                                      614,810
                                                                  -----------

            TELECOMMUNICATIONS - 2.8%
            --------------------------------------------------
   1,000    Level 3 Communications, Inc. + ...................          5,490
   4,000    Montana Power Co. ................................         46,400
   1,400    Qwest Communications International, Inc. .........         44,618
                                                                  -----------
                                                                       96,508
                                                                  -----------

            UTILITIES - 8.4%
            --------------------------------------------------
   1,000    IDACORP, Inc. ....................................         34,880
   2,700    Kinder Morgan, Inc. ..............................        135,675
   1,000    Pinnacle West Capital Corp. ......................         47,400
   3,000    Questar Corp. ....................................         74,280
                                                                  -----------
                                                                      292,235
                                                                  -----------

               Total Common Stocks (cost $2,131,547) .........      3,318,060
                                                                  -----------

  FACE
 AMOUNT     SHORT-TERM INVESTMENTS - 4.8%
--------    --------------------------------------------------
$ 85,000    AIM S-T Prime ....................................         85,000
  80,000    One Group Prime ..................................         80,000
                                                                  -----------
               Total Short-Term Investments (cost $165,000) ..        165,000
                                                                  -----------

            Total Investments (cost $2,296,547*) ...    100.7%      3,483,060
            Other assets less liabilities ..........     (0.7)        (25,560)
                                                        ------    -----------
            Net Assets .............................    100.0%    $ 3,457,500
                                                        ======    ===========

               * Cost for Federal tax purposes is identical.
               + Non-income producing security.

                 See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)

ASSETS
    Investments at market value (cost $2,296,547) .........................................     $ 3,483,060
    Cash ..................................................................................          10,273
    Due from Administrator for reimbursement of expenses (note 3) .........................           4,925
    Receivable for Fund shares sold .......................................................           4,000
    Dividends and interest receivable .....................................................           1,124
    Other assets ..........................................................................             114
                                                                                                -----------
        Total assets ......................................................................       3,503,496
                                                                                                -----------

LIABILITIES
    Payable for investment securities purchased ...........................................          12,375
    Payable for Fund shares redeemed ......................................................           9,671
    Distribution fees payable .............................................................           1,824
    Accrued expenses ......................................................................          22,126
                                                                                                -----------
        Total liabilities .................................................................          45,996
                                                                                                -----------

NET ASSETS ................................................................................     $ 3,457,500
                                                                                                ===========

    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par value $.01 per share ....     $     1,677
    Additional paid-in capital ............................................................       2,169,671
    Net unrealized appreciation on investments (note 4) ...................................       1,186,513
    Net investment loss ...................................................................            (641)
    Undistributed net realized gain on investments ........................................         100,280
                                                                                                -----------
                                                                                                $ 3,457,500
                                                                                                ===========

CLASS A
    Net Assets ............................................................................     $ 2,170,477
                                                                                                ===========
    Capital shares outstanding ............................................................         105,267
                                                                                                ===========
    Net asset value and redemption price per share ........................................     $     20.62
                                                                                                ===========
    Offering price per share (100/95.75 of $20.62 adjusted to nearest cent) ...............     $     21.54
                                                                                                ===========

CLASS C
    Net Assets ............................................................................     $   275,286
                                                                                                ===========
    Capital shares outstanding ............................................................          13,802
                                                                                                ===========
    Net asset value and offering price per share ..........................................     $     19.95
                                                                                                ===========
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower,
        if redeemed during the first 12 months after purchase) ............................     $     19.95*
                                                                                                ===========

CLASS Y
    Net Assets ............................................................................     $ 1,011,737
                                                                                                ===========
    Capital shares outstanding ............................................................          48,595
                                                                                                ===========
    Net asset value, offering and redemption price per share ..............................     $     20.82
                                                                                                ===========

                See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

INVESTMENT INCOME:
    Dividends ..............................................     $  15,971
    Interest ...............................................         7,175
                                                                 ---------
                                                                                $  23,146

Expenses:
    Management fee (note 3) ................................        24,115
    Legal fees .............................................        16,317
    Trustees' fees and expenses ............................         9,042
    Registration fees and dues .............................         8,881
    Transfer and shareholder servicing agent fees ..........         7,318
    Audit and accounting fees ..............................         5,810
    Shareholders' reports ..................................         5,531
    Distribution and service fees (note 3) .................         3,719
    Custodian fees .........................................         1,031
    Miscellaneous ..........................................         4,196
    Total expenses .........................................        85,960

    Management fee waived (note 3) .........................       (24,115)
    Reimbursement of expenses by Manager (note 3) ..........       (36,033)
    Expenses paid indirectly (note 6) ......................        (2,025)
                                                                 ---------
    Net expenses ...........................................                       23,787
                                                                                ---------
    Net investment loss ....................................                         (641)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain from securities transactions .........        65,367
    Change in unrealized appreciation on investments .......        95,812
                                                                 ---------

    Net realized and unrealized gain on investments ........                      161,179
                                                                                ---------
    Net increase in net assets resulting from operations ...                    $ 160,538
                                                                                =========

                See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED
                                                                    JUNE 30, 2001       YEAR ENDED
                                                                     (UNAUDITED)    DECEMBER 31, 2000
OPERATIONS:
    Net investment loss ........................................     $      (641)      $    (3,341)
    Net realized gain from securities transactions .............          65,367            89,118
    Change in unrealized appreciation on investments ...........          95,812          (103,518)
                                                                     -----------       -----------
        Change in net assets from operations ...................         160,538           (17,741)
                                                                     -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
    Class A Shares:
    Net investment income ......................................               -                 -
    Net realized gain on investments ...........................               -           (21,047)

    Class C Shares:
    Net investment income ......................................               -                 -
    Net realized gain on investments ...........................               -            (2,748)

    Class Y Shares:
    Net investment income ......................................               -                 -
    Net realized gain on investments ...........................               -            (9,556)
                                                                     -----------       -----------
        Change in net assets from distributions ................               -           (33,351)
                                                                     -----------       -----------

CAPITAL SHARE TRANSACTIONS (NOTE 8):
    Proceeds from shares sold ..................................         329,515         1,217,789
    Reinvested dividends and distributions .....................               -            28,245
    Cost of shares redeemed ....................................        (346,714)         (349,951)
                                                                     -----------       -----------
        Change in net assets from capital share transactions ...         (17,199)          896,083
                                                                     -----------       -----------
        Change in net assets ...................................         143,339           844,991

NET ASSETS:
    Beginning of period ........................................       3,314,161         2,469,170
                                                                     -----------       -----------
    End of period ..............................................     $ 3,457,500       $ 3,314,161
                                                                     ===========       ===========

                See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. ORGANIZATION

     Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At June 30, 2001 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     The Fund has a Sub-Advisory and Administration Agreement with Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor. Under this agreement, the Manager supervises the investments of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. Besides its sub-advisory services, it also provides all administrative services. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90 of 1% on the excess over $50 million.

     The Manager agrees that the above fees shall be reduced, but not below zero, by an amount equal to the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the most restrictive expense limitation imposed upon the Fund in the states in which shares are then eligible for sale. At the present time none of the states in which the Fund's shares are sold have any such limitation.

     For the six months ended June 30, 2001, the Fund incurred Management fees of $24,115, which was voluntarily waived. Additionally, during this period the Manager voluntarily agreed to reimburse the Fund for other expenses in the amount of $36,033. Of this amount, $31,108 was paid prior to June 30, 2001 and the balance of $4,925 was paid in early July 2001.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the six months ended June 30, 2001, service fees on Class A Shares amounted to $2,528 of which the Distributor received $536.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the six months ended June 30, 2001, amounted to $893. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the six months ended June 30, 2001, amounted to $298. The total of these payments with respect to Class C Shares amounted to $1,191 of which the Distributor received $608.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. For the six months ended June 30, 2001, total commissions on sales of Class AShares amounted to $6,169 of which the Distribu tor received $665.

4. PURCHASES AND SALES OF SECURITIES

     During the six months ended June 30, 2001, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $567,536 and $395,087 respectively.

     At June 30, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,304,865 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $118,352 for a net unrealized appreciation of $1,186,513.

5. DISTRIBUTIONS

     The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investmen t income, and/or net realized securities gains.

6. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in equity securities rather than leave cash on deposit.

7. PORTFOLIO ORIENTATION

     The Fund's investments are primarily invested in the securities of companies within the eight state Rocky Mountain region and therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.

8. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                         SIX MONTHS ENDED
                                          JUNE 30, 2001                 YEAR ENDED
                                           (UNAUDITED)               DECEMBER 31, 2000
                                       SHARES       AMOUNT          SHARES       AMOUNT
CLASS A SHARES:
    Proceeds from shares sold ...       12,849    $  255,265        51,494    $ 1,029,114
    Reinvested dividends and
        distributions ...........            -             -           859         15,951
    Cost of shares redeemed .....      (14,971)     (295,444)      (13,240)      (267,172)
                                      --------    ----------      --------    -----------
        Net change ..............       (2,122)      (40,179)       39,113        777,893
                                      --------    ----------      --------    -----------

CLASS C SHARES:
    Proceeds from shares sold ...        3,779        74,150         7,379        144,925
    Reinvested dividends and
        distributions ...........            -             -           152          2,739
    Cost of shares redeemed .....       (2,684)      (51,270)       (4,291)       (82,619)
                                      --------    ----------      --------    -----------
        Net change ..............        1,095        22,880         3,240         65,045
                                      --------    ----------      --------    -----------

CLASS Y SHARES:
    Proceeds from shares sold ...            5           100         2,183         43,750
    Reinvested dividends and
        distributions ...........            -             -           510          9,555
    Cost of shares redeemed .....            -             -            (8)          (160)
                                      --------    ----------      --------    -----------
        Net change ..............            5           100         2,685         53,145
                                      --------    ----------      --------    -----------
Total transactions in Fund
    shares ......................       (1,022)   $  (17,199)       45,038    $   896,083
                                      ========    ==========      ========    ===========

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          Class A
                                                            -------------------------------------------------------------------

                                                            Six Months Ended                Year Ended December 31,
                                                             June 30, 2001      -----------------------------------------------
                                                              (unaudited)        2000      1999      1998      1997      1996
                                                              -----------       -------   -------   -------   -------   -------
Net asset value, beginning of period .....................       $19.64         $19.96    $16.76    $17.89    $15.05    $13.13
                                                              -----------       -------   -------   -------   -------   -------

Income (loss) from investment operations:
    Net investment income (loss) .........................       (0.01)         (0.03)    (0.04)       -       0.01     (0.02)
    Net gain (loss) on securities (both realized
      and unrealized) ....................................        0.99          (0.09)     3.48     (0.96)     3.44      2.47
                                                              -----------       -------   -------   -------   -------   -------
    Total from investment operations .....................        0.98          (0.12)     3.44     (0.96)     3.45      2.45
                                                              -----------       -------   -------   -------   -------   -------

Less distributions (note 5):
    Dividends from net investment income .................         -              -       (0.01)      -         -
    Distributions from capital gains .....................         -            (0.20)    (0.24)    (0.16)    (0.61)    (0.53)
                                                              -----------       -------   -------   -------   -------   -------

    Total distributions ..................................         -            (0.20)    (0.24)    (0.17)    (0.61)    (0.53)
                                                              -----------       -------   -------   -------   -------   -------

Net asset value, end of period ...........................       $20.62         $19.64    $19.96    $16.76    $17.89    $15.05
                                                              ===========       =======   =======   =======   =======   =======

Total return (not reflecting sales charge) ...............       4.99%+         (0.55)%   20.56%    (5.31)    23.01%    18.68%

Ratios/supplemental data
    Net assets, end of period (in thousands) .............       $2,170         $2,109    $1,363    $1,880    $3,144    $2,178
    Ratio of expenses to average net assets ..............       1.62%*         1.57%      1.55%    1.74%     1.58%     1.55%
    Ratio of net investment loss to average net assets ...       (0.18)%        (0.20)%   (0.27)%   (0.22)    (0.03)    (0.19)%
    Portfolio turnover rate ..............................       13.08%+        29.27%    6.45%     19.52%    10.39%    20.32%

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

    Ratio of expenses to average net assets ..............       5.24%*         5.57%     5.86%     4.74%     6.48%     8.79%
    Ratio of net investment loss to average net assets ...       (3.80)%*       (4.20)%   (4.59)%   (3.22)%   (4.93)%   (7.43)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ..............       1.50%*         1.51%     1.51%     1.55%     1.50%     1.50%

Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of Investment Adviser, replacing KPM Investment Management, Inc.
 +   Not annualized.
 *   Annualized.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          Class C
                                                              -------------------------------------------------------------------
                                                                Six Months
                                                                  Ended                 Year Ended December 31,        Period(1)
                                                                 6/30/01                                                Ended
                                                               (unaudited)       2000      1999      1998      1997    12/31/96
                                                               -----------      -------   -------   -------   -------  ---------

Net asset value, beginning of period .....................       $19.07         $19.53    $16.53    $17.79    $15.07    $14.59
                                                               -----------      -------   -------   -------   -------  ---------

Income (loss) from investment operations:
    Net investment income (loss) .........................       (0.08)         (0.17)    (0.19)    (0.16)    (0.11)     0.01
    Net gain (loss) on securities
       (both realized and unrealized) ....................        0.96          (0.09)     3.43     (0.93)     3.44      1.00
                                                               -----------      -------   -------   -------   -------  ---------
    Total from investment operations .....................        0.88          (0.26)     3.24     (1.09)     3.33      1.01
                                                               -----------      -------   -------   -------   -------  ---------

Less distributions (note 5):
    Distributions from net investment income .............         -              -         -       (0.01)      -         -
    Distributions from capital gains .....................         -            (0.20)    (0.24)    (0.16)    (0.61)    (0.53)
                                                               -----------      -------   -------   -------   -------  ---------
    Total distributions ..................................         -            (0.20)    (0.24)    (0.17)    (0.61)    (0.53)
                                                               -----------      -------   -------   -------   -------  ---------

Net asset value, end of period ...........................       $19.95         $19.07    $19.53    $16.53    $17.79    $15.07
                                                               ===========      =======   =======   =======   =======  =========

Total return (not reflecting sales charge) ...............       4.61%+         (1.28)%   19.63%    (6.07)    22.18%     6.94%+

Ratios/supplemental data
    Net assets, end of period
       (in thousands) ....................................        $275           $242      $185      $162       $7        $4
    Ratio of expenses to average net assets ..............       2.37%*          2.29%     2.34%     2.53%     2.34%     1.30%*
    Ratio of net investment income (loss)
       to average net assets .............................       (0.94)%        (0.94)%   (1.10)%   (1.07)    (0.78)     0.06%*
    Portfolio turnover rate ..............................       13.08%+        29.27%    6.45%     19.52%    10.39%    20.32%+

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

    Ratio of expenses to average net assets ..............       5.98%*          6.32%    6.59%      5.70%     7.19%     8.54%*
    Ratio of net investment loss to
       average net assets ................................       (4.54)%        (4.97)%   (5.35)%   (4.23)    (5.63)    (7.18)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ...............       2.25%*          2.23%     2.30%     2.33%     2.26%     1.25%*

(1) For the period May 1, 1996 (commencement of operations) through December 31, 1996.
 +   Not annualized.
 *   Annualized.

  Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of investment adviser, replacing KPM Investment Management, Inc.


                See accompanying notes to financial statements.

                                                                                          Class Y
                                                              -------------------------------------------------------------------
                                                                Six Months
                                                                  Ended                 Year Ended December 31,        Period(1)
                                                                 6/30/01                                                Ended
                                                               (unaudited)       2000      1999      1998      1997    12/31/96
                                                               -----------      -------   -------   -------   -------  ---------

Net asset value, beginning of period .....................       $19.81         $20.07    $16.82    $17.91    $15.07    $14.59
                                                               -----------      -------   -------   -------   -------  ---------

Income (loss) from investment operations:
    Net investment income (loss) .........................        0.02           0.03     (0.01)     0.03      0.04      0.01
    Net gain (loss) on securities
       (both realized and unrealized) ....................        0.99          (0.09)     3.50     (0.95)     3.41      1.00
                                                               -----------      -------   -------   -------   -------  ---------
    Total from investment operations .....................        1.01          (0.06)     3.49     (0.92)     3.45      1.01
                                                               -----------      -------   -------   -------   -------  ---------

Less distributions (note 5):
    Distributions from net investment income .............         -              -         -       (0.01)      -         -
    Distributions from capital gains .....................         -            (0.20)    (0.24)    (0.16)    (0.61)    (0.53)
                                                               -----------      -------   -------   -------   -------  ---------
    Total distributions ..................................         -            (0.20)    (0.24)    (0.17)    (0.61)    (0.53)
                                                               -----------      -------   -------   -------   -------  ---------

Net asset value, end of period ...........................       $20.82         $19.81    $20.07    $16.82    $17.91    $15.07
                                                               ===========      =======   =======   =======   =======  =========

Total return (not reflecting sales charge) ...............       5.10%+         (0.25)    20.78%    (5.08)    22.98%    6.94%+

Ratios/supplemental data
    Net assets, end of period
       (in thousands) ....................................       $1,012          $962      $922      $789      $795      $133
    Ratio of expenses to average net assets ..............       1.37%*         1.29%     1.33%     1.52%     1.34%     1.30%*
    Ratio of net investment income (loss)
       to average net assets .............................       0.07%*         0.06%     (0.09)    (0.01)    (0.16)    (0.06)%*
    Portfolio turnover rate ..............................       3.08%+         29.27%    6.45%     19.52%    10.39%    20.32%+

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

    Ratio of expenses to average net assets ..............       4.99%*         5.32%     5.60%     4.58%     5.34%     8.54%*
    Ratio of net investment loss to
       average net assets ................................       (3.55)%        (3.96)    (4.36)    (3.07)    (3.84)    (7.18)%*

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ..............       1.25%*         1.23%    1.30%      1.32%     1.27%     1.25%*

(1) For the period May 1, 1996 (commencement of operations) through December 31, 1996.
 +   Not annualized.
 *   Annualized.

  Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of investment adviser, replacing KPM Investment Management, Inc.


                See accompanying notes to financial statements.